UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 7, 2008
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective August 1, 2008, the Incentive Stock and Compensation Committee (the “Committee”) of the Board of Directors of America Service Group Inc. (the “Company”) approved 2008 restricted stock awards under the Company’s Amended and Restated 1999 Incentive Stock Plan to each of the Company’s named executive officers as follows:

Named Executive Officers	Number of Shares
Michael Catalano	18,920
Richard Hallworth	14,800
Michael W. Taylor	10,800
Lawrence H. Pomeroy	7,040
Carl J. Keldie, M.D.	6,500
     Under the terms of these restricted stock grants, the named executive officer shall have the right to receive cash dividends on the restricted shares and to vote such shares until the named executive officer’s right to such shares is forfeited. Assuming continued employment of the named executive officer, the restricted shares will become nonforfeitable in equal installments over three years beginning on the first anniversary of the date such shares were granted. Notwithstanding the foregoing, the named executive officer’s restricted shares will become fully nonforfeitable upon a change in control of the Company or a termination of the named executive officer’s employment due to death, disability or any reason other than for “cause” (as such term is defined in the stock grant certificate for such award). The Form of 2008 Employee Stock Grant Certificate which evidences the grant of restricted shares to the named executive officers and the terms thereof is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
     In addition, on August 1, 2008, the Committee approved a restricted stock grant of 3,000 shares to each of the Company’s non-employee directors. These restricted stock grants contain terms similar to those described above, except that the director will forfeit his interest in such shares, before his interest becomes nonforfeitable, if his status as a director ends for any reason other than a change in control of the Company or death. The Form of 2008 Non-employee Director Stock Grant Certificate which evidences the grant of restricted shares to each non-employee director and the terms thereof is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Form of 2008 Employee Stock Grant Certificate under the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan.

10.2	Form of 2008 Non-employee Director Stock Grant Certificate under the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: August 7, 2008	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Form of 2008 Employee Stock Grant Certificate under the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan.

10.2	Form of 2008 Non-employee Director Stock Grant Certificate under the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan.